OPPENHEIMER INTERNATIONAL BOND FUND

Supplement dated March 18, 2015 to the

Prospectus and Statement of Additional Information dated January 28, 2015

This supplement amends the Prospectus and Statement of Additional Information of Oppenheimer International Bond Fund (the “Fund”), each dated January 28, 2015 and is in addition to any other supplement.

Effective March 31, 2015,

1.	The section titled “Portfolio Managers” on page 7 of the Prospectus, is deleted in its entirety and is replaced with the following:

Portfolio Managers. The Fund's portfolio is managed by Hemant Baijal and Christopher (Chris) Kelly.  Mr. Baijal has been a portfolio manager and Vice President of the Fund since January 2013. Mr. Kelly has been a portfolio manager of the Fund since March 2015.

2.	The section titled “Portfolio Managers” on page 16 of the Prospectus, is deleted in its entirety and is replaced with the following:

Portfolio Manager.  The Fund's portfolio is managed by Hemant Baijal and Chris Kelly, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Baijal has been a portfolio manager and Vice President of the Fund since January 2013. Mr. Kelly has been a portfolio manager of the Fund since March 2015.

Mr. Baijal has been a Vice President and Senior Portfolio Manager of the Sub-Adviser since July 2011 and Co-Head of the Global Debt Team since January 2015. Prior to joining the Sub-Adviser, Mr. Baijal co-founded Six Seasons Global Asset Management, where he served as Partner and Portfolio Manager from January 2009 to December 2010. Mr. Baijal was also a Partner and Portfolio Manager at Aravali Partners, LLC from September 2006 to December 2008, and a Partner and Portfolio Manager at Havell Capital Management, LLC from November 1996 to August 2006.

Mr. Kelly has been a Vice President and Portfolio Manager of the Sub-Adviser since March 2015 and Co-Head of the Global Debt Team since March 2015. Prior to joining the Sub-Adviser, Mr. Kelly was at BlackRock Inc., where he was Deputy Head of Emerging Markets Fixed Income from June 2012 to January 2015. Mr. Kelly was also a portfolio manager and Deputy Chief Investment Officer of Emerging Markets at Fisher Francis Trees and Watts, a BNP Paribas Investment Partner, from February 2008 to April 2012.

The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

3.	The SAI is amended to reflect that Sara Zervos will no longer serve as Vice President and portfolio manager of the Fund. All references to Sara Zervos within the SAI are hereby removed.

4.	The sections titled “Portfolio Managers” and “Other Accounts Managed” on page 40 of the SAI are revised to reflect the addition of Chris Kelly as a Portfolio Manager.

5.	Other Accounts Managed. The following table provides information regarding the other portfolios and accounts managed by Mr. Kelly as of March 11, 2015.

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed	Other Accounts Managed	Total Assets in Other Accounts Managed[1]
Chris Kelly[2]	n/a	n/a	n/a	n/a	n/a	n/a
1.	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.
2.	Mr. Kelly did not become portfolio manager until March 31, 2015.

6.	Ownership of Fund Shares. The following information, as of March 11, 2015, is added to the “Ownership of Fund Shares” table on page 41 of the SAI:

Portfolio Manager	Range of Shares Beneficially Owned in the Fund
Chris Kelly[1]	n/a
1.	Mr. Kelly did not become portfolio manager until March 31, 2015.

March 18, 2015	PS0880.042